Exhibit 10.45

TENTH AMENDMENT TO CREDIT AGREEMENT

This TENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is dated as of August 25, 2020, by and among ALICO, INC., a Florida corporation (“Alico”), ALICO-AGRI, LTD., a Florida limited partnership (“Alico-Agri”), ALICO PLANT WORLD, L.L.C., a Florida limited liability company (“Plant World”), ALICO FRUIT COMPANY, LLC, a Florida limited liability company (“Fruit Company”), ALICO LAND DEVELOPMENT INC., a Florida corporation (“Land Development”), ALICO CITRUS NURSERY, LLC, a Florida limited liability company (“Citrus Nursery”, and together with Alico, Alico-Agri, Plant World, Fruit Company and Land Development, each a “Borrower” and collectively the “Borrowers”), the Guarantors party hereto and RABO AGRIFINANCE LLC (formerly known as Rabo Agrifinance, Inc.), a Delaware limited liability company (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrowers and Lender are parties to that certain Credit Agreement dated as of December 1, 2014, as amended by that certain First Amendment to Credit Agreement and Consent dated as of February 26, 2015, that certain Second Amendment to Credit Agreement dated as of July 16, 2015, that certain Third Amendment to Credit Agreement dated as of September  30,  2016,  that  certain  Consent   and   Waiver   Agreement   dated   as   of December 20, 2016, that certain Fourth Amendment to Credit Agreement dated as of September 6, 2017, that certain Fifth Amendment to Credit Agreement dated as of October 30, 2017, that certain Sixth Amendment, Consent and Waiver to Credit Agreement dated as of July 18, 2018, that certain Seventh Amendment to Credit Agreement dated as of September 26, 2018, that certain Eighth Amendment and Waiver to Credit Agreement dated as of August 29, 2019 and that certain Ninth Amendment and Waiver to Credit Agreement dated as of June 26, 2020 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers have requested that Lender amend the Credit Agreement as more fully set forth herein, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

1.Amendments to Credit Agreement.

(a)Section 1.1 of the Credit Agreement, Defined Terms, is hereby modified and amended by deleting the definition of “LIBO Rate” and “Revolving Credit Maturity Date” set forth therein in their entirety and inserting in lieu thereof, respectively, the following:

““LIBO Rate” means the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) and published in the “Money Rates” section of The Wall Street Journal (or if The Wall Street Journal is not available or does not publish that rate, any other authoritative source  of that rate, selected by Lender from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in an amount equal to the Loans in the London interbank market at approximately 11:00 a.m., London time) on the Business Day immediately preceding the date of such determination, as the rate for dollar deposits with a one month maturity; provided, that (a) the LIBO Rate may be Adjusted from time to time in Lender’s discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs, and (b) in no event shall the LIBO Rate be less than zero.

“Revolving Credit Maturity Date” means November 1, 2023.”

(b)Section 1.1 of the Credit Agreement, Defined Terms, is hereby further modified and amended by adding the following new defined term thereto in appropriate alphabetical order:

““Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate:

(a)a public statement or publication of information by or on behalf of the administrator of the LIBO Rate announcing that such administrator has ceased or will cease to provide the LIBO Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate;

(b)a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBO Rate, a resolution authority with jurisdiction over the administrator for the  LIBO Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Rate, which states that the administrator of the LIBO Rate has ceased or will cease to provide the LIBO Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate; or

(c)a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate announcing that the LIBO Rate is no longer representative.”

(c)Section 2.11 of the Credit Agreement, Inability to Determine Rates, is hereby modified and amended by deleting such section in its entirety and inserting in lieu thereof the following:

“2.11 Inability to Determine Rates; Alternative Rate.

(a)If, in connection with any Loan, no Benchmark Transition Event shall have occurred at such time but Lender determines that (i) United States dollar deposits are not being offered to banks in the London interbank market for the applicable amount of such Loan, (ii) adequate and reasonable means do not exist for determining the applicable LIBO Rate (including, without limitation, because the LIBO Rate is not available or published on a current basis), (iii) any Governmental Authority has made it illegal or imposed material restrictions on the ability of Lender to maintain or fund Loans based upon the LIBO Rate, or (iv) the applicable LIBO Rate does not adequately and fairly reflect the cost to Lender of making or maintaining that Loan, Lender will promptly so notify Administrative Borrower. Thereafter, the obligation of Lender to make or maintain any Loan bearing interest at the applicable LIBO Rate shall be suspended until Lender revokes such notice, and all Loans which would otherwise bear interest at the applicable LIBO Rate shall accrue interest at that rate, per annum, equal to a rate determined by Lender in Lender’s reasonable discretion.

(b)If a Benchmark Transition Event occurs, then Lender may, by notice to Administrative Borrower, select an alternate rate of interest for the LIBO Rate that gives due consideration to the then-evolving or prevailing market convention for determining a rate of interest for loans in Dollars at such time (the “Alternate Rate”), and each Borrower acknowledges that the Alternate Rate may include a mathematical adjustment using any then-evolving or prevailing market convention or method for determining a spread adjustment for the replacement of the LIBO Rate (it being the intent of the parties to this Agreement that the Alternate Rate, including any such spread adjustment, will be as comparable as reasonably possible to the LIBO Rate,  in accordance with any prevailing market convention). For avoidance of doubt, all references to the LIBO Rate shall be deemed to be references to the Alternate Rate when the Alternate Rate becomes effective in accordance with this section. In addition, Lender will have the right, from time to time by notice to Administrative Borrower to make technical, administrative or operational changes (including, without limitation, changes to the timing and frequency of determining rates and making payments of interest and other administrative matters) that Lender decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of the Alternate Rate. The Alternate Rate, together with all such technical, administrative and operational changes as specified in any notice, shall become effective at the later of (i) the fifth Business Day after Lender has provided notice to Administrative Borrower (the “Notice Date”) and (ii) a date specified by Lender in the notice, without any further action or consent of the Borrowers, so long as Lender has not received, by 5:00 pm St. Louis, Missouri time on the Notice Date, written notice of objection to the Alternate Rate from the Borrowers. Any determination, decision, or election that may be made by Lender pursuant to this section, including any determination with respect to a rate or adjustment or the occurrence or non-occurrence of an event, circumstance or date, and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from the Borrowers. In no event shall the Alternate Rate be less than zero. Lender does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the LIBO Rate or the Alternate Rate or with respect to any alternative, successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of the LIBO Rate or have the same volume or liquidity as did the LIBO Rate prior to its discontinuance or unavailability.”

2.No Other Amendments or Waivers. Except as expressly set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment, modification or waiver of any right, power or remedy of Lender under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Borrower and each Guarantor hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Lender at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Each Borrower and each Guarantor acknowledges and expressly agrees that Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents, as amended herein.

3.Representations and Warranties. In consideration of the execution and delivery of this Amendment by Lender, each Borrower and each Guarantor hereby represents and warrants in favor of Lender as follows:

(a)The execution, delivery and performance by each Borrower and each Guarantor of this Amendment (i) are all within such Borrower’s corporate, limited liability company or other similar powers, as applicable, (ii) have been duly authorized, (iii) do not require any consent, authorization or approval of, registration or filing with, notice to, or any other action by, any Governmental Authority or any other Person, except for such as have been obtained or made and are in full force and effect, (iv) will not violate any applicable law or regulation or the Organizational Documents of such Borrower or Guarantor, (v) will not violate or result in a default under any material agreement binding upon such Borrower or Guarantor, (vi) will not conflict with or result in a breach or contravention of, any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or Guarantor is a party or affecting such Borrower or Guarantor or their respective properties, and (vii) except for the Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of such Borrower or Guarantor or any of their respective properties;

(b)This Amendment has been duly executed and delivered by each Borrower and each Guarantor, and constitutes the legal, valid and binding obligations of each such Borrower or Guarantor enforceable against each Borrower and each Guarantor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(c)As of the date hereof and after giving effect to this Amendment, the representations and warranties made by or with respect to any Borrower or Guarantor under the Credit Agreement and the other Loan Documents, are true and correct in all material respects (unless any such representation or warranty is qualified as to materiality or as to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), except to the extent previously fulfilled with respect to specific prior dates;

(d)Immediately after giving effect hereto, no event has occurred and is continuing which constitutes a Default or an Event of Default or would constitute a Default or an Event of Default but for the requirement that notice be given or time elapse or both; and

(e)No Borrower or Guarantor has knowledge of any challenge to Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

4.Effectiveness. This Amendment shall become effective as of the date set forth above (the “Amendment Effective Date”) upon Lender’s receipt of each of the following, in each case in form and substance satisfactory to Lender:

(a)this Amendment duly executed by each Borrower, Guarantor and Lender;

(b)the Fourth Renewal Promissory Note in the form attached hereto;

(c)the written consent of each of MetLife and New England Life Insurance Company to the extension of the Revolving Credit Maturity Date;

(d)payment to Lender of a renewal fee in the amount of $15,000; and

(e)all other documents, certificates, reports, statements, instruments or other documents as Lender may reasonably request.

5.Costs and Expenses. Each Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and out-of-pocket expenses of counsel for Lender with respect thereto).

6.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile transmission or by other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

7.Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

8.Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of Florida with respect to agreements made and to be performed wholly in the State of Florida and shall be construed, interpreted, performed and enforced in accordance therewith.

9.Final Agreement. This Amendment represents the final agreement between Borrowers, Guarantors and Lender as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

10.Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

BORROWERS:	ALICO, INC., a Florida corporation

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

ALICO-AGRI, LTD., a Florida limited partnership

By:	Alico, Inc., a Florida corporation, its General Partner

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

ALICO PLANT WORLD, L.L.C., a Florida limited liability company

By:	Alico-Agri, Ltd., a Florida limited partnership, its Sole Member

	By:	Alico, Inc., a Florida corporation, its General Partner

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

ALICO FRUIT COMPANY, LLC, a Florida limited liability company

By:	Alico, Inc., a Florida corporation, its Managing Member

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

ALICO LAND DEVELOPMENT INC., a Florida corporation

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

ALICO CITRUS NURSERY, LLC, a Florida limited liability company

By:	Alico, Inc., a Florida corporation, its Managing Member

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

GUARANTORS:	734 CITRUS HOLDINGS, LLC

	By:	Alico, Inc., as its sole Member

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

734 HARVEST, LLC

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

734 CO-OP GROVES, LLC

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

734 LMC GROVES, LLC

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

734 BLP GROVES, LLC

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

ALICO CHEMICAL SALES, LLC

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

ALICO SKINK MITIGATION, LLC

By:	Alico, Inc., its Manager

By:
Name: John E. Kiernan
Title: Chief Executive Officer and President

LENDER:	RABO AGRIFINANCE LLC,
a Delaware limited liability company

By:
Name:
Title: